SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report — December 18, 2002

Sun Bancorp, Inc.

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	0-14745	23-2233584
(State of Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

2 South Market Street
Selinsgrove, Pennsylvania	17870
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number (Including Area Code)  (570) 374-1131

N/A

(Former name or former address, if changed since last report)

Item 1.    Changes in Control of Registrant

                Not Applicable.

Item 2.    Acquisition or Disposition of Assets.

                Not Applicable.

Item 3.    Bankruptcy or Receivership.

                Not Applicable.

Item 4.    Changes in Registrant’s Certifying Accountant

                Not Applicable.

Item 5.    Other Events.

                                                Registrant files this Current Report on Form 8-K to submit a copy of Registrant’s Press Release, dated December 18, 2002, regarding entering into a definitive agreement for the Registrant to acquire Bank Capital Services Corporation.

Item 6.    Resignations of Registrant’s Directors.

                Not Applicable.

Item 7.    Financial Statements and Exhibits.

                Exhibits:

99            Press Release of Registrant, Sun Bancorp, Inc., dated December 18, 2002, regarding entering into a definitive agreement for the Registrant to acquire Bank Capital Services Corporation.

Item 8.    Change in Fiscal Year.

                Not Applicable.

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sun Bancorp, Inc.
(Registrant)

Dated: December 18, 2002	/s/ Robert J. McCormack
Robert J. McCormack
President & Chief Operating Officer
(Principal Executive Officer)

Dated: December 18, 2002	/s/ Wilmer D. Leinbach
Wilmer D. Leinbach
Exec. VP & Chief Financial Officer
(Principal Financial Officer)